GUIDESTONE FUNDS

Supplement dated March 16, 2012

to

Prospectus dated April 30, 2011 as amended January 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus, as supplemented.

I.    CHANGES TO INTERNATIONAL EQUITY FUND

Under the heading “Fees and Expenses” on page 89, the Annual Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	GS2 Class	GS4 Class
Management fee	0.97%	0.97%
Other expenses	0.25%	0.49%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	1.23%	1.47%
Fee waiver & expense reimbursement(1)	(0.20)%	(0.20)%
Net annual operating expenses(2)	1.03%	1.27%

(1) The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.94% for the GS2 Class and 1.18% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2012. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2) The expense information in the table above has been restated to reflect current fees and expenses for the GS2 and GS4 Classes effective on or about April 1, 2012.

Under the heading “Fees and Expenses” on page 89, the Expense Example table is deleted in its entirety and replaced with the following:

	GS2 Class	GS4 Class
1 Year	$105	$129
3 Years	$371	$445
5 Years	$656	$784
10 Years	$1,471	$1,740

i

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 92, the following is added:

Barrow, Hanley, Mewhinney & Strauss, LLC
David A. Hodges, CFA Managing Director and Portfolio Manager	Since April 2012
Randolph S. Wrighton Jr., CFA Director and Assistant Portfolio Manager	Since April 2012

Under the heading “Sub-Advisers” for the International Equity Fund beginning on page 113, the following is added:

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to investment companies, employee benefit plans, endowments, foundations and other institutions. Assets under management total $59.7 billion as of December 31, 2011 in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The BHMS International Value Equity strategy is led by David A. Hodges, CFA, Managing Director and Portfolio Manager. Mr. Hodges has final authority on all portfolio-related decisions and is supported by Randolph S. Wrighton, Jr., CFA, Director and Assistant Portfolio Manager, and a group of global sector analysts. Messrs. Hodges and Wrighton work together as a team and collaboratively with the analysts in researching and making recommendations. Mr. Hodges has 12 years of industry experience, 11 of those with BHMS, and Mr. Wrighton has 10 years of industry experience, seven of those with BHMS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated March 16, 2012

to

Statement of Additional Information dated April 30, 2011 as amended January 1, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

In the section describing Control Persons of Sub-Advisers for the International Equity Fund on page 52, the following is added:

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is owned by BHMS Investment Holdings LP and Old Mutual Intermediary (BHMS) LLC, which is an indirect subsidiary of Old Mutual plc, a global financial services firm. Old Mutual plc owns its stake in BHMS as follows: Old Mutual plc owns 100% of the outstanding securities of OM Group (UK) Limited which in turn owns 100% of the outstanding securities of Old Mutual (US) Holdings, Inc. which in turn owns 100% of the outstanding securities of Old Mutual Intermediary, LLC, which generally owns no less than 75.1% of the outstanding ownership interest of BHMS. BHMS Investment Holdings LP generally owns no more than 24.9% of the outstanding ownership interest of BHMS. BHMS Investment Group LLC serves as the general partner of BHMS Investment Holdings LP.

i

The Other Accounts Managed chart, beginning on page 55, is amended to add portfolio manager information for Messrs. Hodges and Wrighton of Barrow, Hanley, Mewhinney & Strauss, LLC, which is current as of December 31, 2011:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.						For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Barrow, Hanley, Mewhinney & Strauss, LLC
David A. Hodges, CFA	7	$2,215	1	$9	8	$763	N/A	N/A	N/A	N/A	N/A	N/A
Randolph S. Wrighton, Jr. , CFA	7	$2,215	1	$9	8	$763	N/A	N/A	N/A	N/A	N/A	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ii